CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal <= 50K	Loans	Balance	Balance	%	%	FICO
421 - 440	1	49,685	0.4	10.63	90.0	437
481 - 500	2	75,727	0.6	9.35	45.0	495
501 - 520	3	118,014	0.9	10.37	71.3	516
521 - 540	4	129,775	1.0	10.51	67.3	535
541 - 560	5	215,262	1.6	12.04	69.1	556
561 - 580	57	1,174,474	9.0	11.73	92.7	575
581 - 600	104	1,563,081	11.9	11.42	98.3	589
601 - 620	87	2,360,585	18.0	10.24	95.7	610
621 - 640	86	2,550,721	19.5	10.58	96.9	630
641 - 660	71	2,254,019	17.2	10.19	97.7	650
661 - 680	44	1,342,549	10.3	10.00	96.3	671
681 - 700	19	639,885	4.9	10.22	95.8	690
701 - 720	7	230,187	1.8	8.95	93.4	710
721 - 740	7	242,781	1.9	10.07	91.7	731
741 - 760	1	21,415	0.2	11.50	95.0	743
761 - 780	3	118,096	0.9	8.97	92.4	772
Total:	501	13,086,254	100.0	10.54	95.0	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 50-100K	Loans	Balance	Balance	%	%	FICO
441 - 460	1	50,496	0.1	10.55	80.0	460
461 - 480	5	372,332	0.6	10.65	82.3	473
481 - 500	3	185,354	0.3	11.00	78.0	489
501 - 520	26	1,950,179	3.2	9.33	75.4	508
521 - 540	26	1,943,177	3.2	9.32	72.0	530
541 - 560	40	2,986,934	4.9	9.13	74.3	551
561 - 580	70	5,289,188	8.7	8.56	77.7	572
581 - 600	95	7,468,120	12.3	8.00	80.3	590
601 - 620	142	11,124,045	18.3	7.79	80.8	610
621 - 640	114	8,930,663	14.7	7.93	81.9	631
641 - 660	86	6,735,658	11.1	7.97	81.7	651
661 - 680	80	6,148,151	10.1	8.34	84.2	669
681 - 700	40	3,136,378	5.2	8.35	85.5	689
701 - 720	25	2,007,794	3.3	7.51	82.4	711
721 - 740	18	1,372,060	2.3	7.99	85.0	729
741 - 760	12	690,701	1.1	8.54	91.6	750
761 - 780	4	301,938	0.5	8.46	90.3	773
781 - 800	1	94,400	0.2	6.75	80.0	783
Total:	788	60,787,569	100.0	8.21	80.9	620

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 100-150K	Loans	Balance	Balance	%	%	FICO
481 - 500	3	349,085	0.3	10.77	73.9	485
501 - 520	22	2,751,439	2.6	8.77	75.9	511
521 - 540	31	3,887,465	3.6	8.27	75.6	530
541 - 560	43	5,415,170	5.1	8.11	76.4	553
561 - 580	78	9,674,557	9.0	8.03	82.3	572
581 - 600	117	14,614,001	13.6	7.61	80.8	590
601 - 620	170	20,831,516	19.4	7.27	79.2	609
621 - 640	127	15,616,077	14.6	7.20	79.9	630
641 - 660	104	12,617,189	11.8	7.41	80.2	650
661 - 680	76	9,412,313	8.8	7.22	80.9	668
681 - 700	34	4,346,013	4.1	7.24	82.4	688
701 - 720	30	3,774,871	3.5	7.14	77.7	709
721 - 740	10	1,216,508	1.1	7.09	81.3	727
741 - 760	11	1,325,398	1.2	6.76	80.7	753
761 - 780	7	939,530	0.9	7.02	82.6	768
781 - 800	3	369,056	0.3	7.31	85.3	794
Total:	866	107,140,188	100.0	7.50	79.9	620

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 150-200K	Loans	Balance	Balance	%	%	FICO
461 - 480	1	152,345	0.1	10.88	80.0	464
481 - 500	1	190,681	0.2	12.63	75.0	497
501 - 520	18	3,239,743	2.7	8.83	76.0	509
521 - 540	32	5,681,006	4.8	7.93	75.1	530
541 - 560	36	6,290,087	5.3	7.93	74.0	551
561 - 580	53	9,326,340	7.9	7.66	75.7	573
581 - 600	101	17,505,257	14.8	7.51	79.4	590
601 - 620	100	17,334,447	14.7	7.03	78.3	610
621 - 640	110	19,276,346	16.3	6.96	79.6	630
641 - 660	80	13,963,403	11.8	7.03	79.9	650
661 - 680	63	11,003,956	9.3	6.90	79.4	669
681 - 700	33	5,720,601	4.8	6.68	79.2	690
701 - 720	19	3,463,454	2.9	6.54	79.5	711
721 - 740	12	2,113,536	1.8	7.20	83.5	728
741 - 760	6	1,047,493	0.9	6.89	85.0	748
761 - 780	4	723,723	0.6	6.68	81.3	771
781 - 800	5	822,794	0.7	6.71	73.4	791
801 - 820	1	175,332	0.1	6.20	90.0	802
Total:	675	118,030,544	100.0	7.25	78.5	620

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 200-250K	Loans	Balance	Balance	%	%	FICO
481 - 500	2	424,477	0.4	10.04	65.1	500
501 - 520	14	3,170,659	2.9	8.63	78.0	509
521 - 540	22	4,887,013	4.4	7.99	78.6	530
541 - 560	16	3,607,337	3.3	7.40	76.2	552
561 - 580	32	7,152,896	6.5	7.35	77.9	570
581 - 600	54	12,163,355	11.0	7.25	78.1	590
601 - 620	75	16,968,045	15.4	7.09	78.3	611
621 - 640	87	19,819,679	18.0	6.97	77.7	630
641 - 660	76	17,236,427	15.6	6.77	79.7	650
661 - 680	44	9,994,628	9.1	6.66	79.8	670
681 - 700	30	6,690,122	6.1	6.61	78.5	687
701 - 720	9	2,069,188	1.9	6.74	78.4	709
721 - 740	12	2,617,793	2.4	6.66	79.6	730
741 - 760	8	1,784,463	1.6	6.69	79.3	749
761 - 780	6	1,375,296	1.2	6.86	84.2	773
781 - 800	2	417,316	0.4	6.63	80.0	790
Total:	489	110,378,693	100.0	7.06	78.5	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 250-300K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	254,301	0.2	9.34	80.0	500
501 - 520	10	2,772,973	2.6	8.32	76.8	511
521 - 540	7	1,850,744	1.7	7.91	71.6	531
541 - 560	19	5,115,927	4.8	7.59	73.9	555
561 - 580	31	8,521,795	7.9	7.29	77.4	571
581 - 600	45	12,426,691	11.5	7.19	76.8	592
601 - 620	61	16,473,957	15.3	6.90	79.2	609
621 - 640	61	16,656,585	15.5	6.83	79.4	631
641 - 660	53	14,585,215	13.6	6.59	79.2	652
661 - 680	39	10,699,794	9.9	6.71	80.9	669
681 - 700	27	7,359,654	6.8	6.53	75.9	689
701 - 720	15	4,252,122	4.0	6.70	77.8	710
721 - 740	10	2,729,763	2.5	6.52	79.6	731
741 - 760	6	1,703,228	1.6	6.35	78.3	747
761 - 780	6	1,668,066	1.5	6.40	80.0	768
781 - 800	2	556,660	0.5	6.79	78.9	785
Total:	393	107,627,475	100.0	6.92	78.3	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 300-350K	Loans	Balance	Balance	%	%	FICO
501 - 520	5	1,626,776	1.8	7.99	67.5	506
521 - 540	10	3,188,396	3.5	7.93	79.1	532
541 - 560	19	6,238,608	6.9	7.39	74.3	552
561 - 580	17	5,562,958	6.1	6.92	79.8	568
581 - 600	22	7,091,764	7.8	7.09	79.6	589
601 - 620	40	12,963,168	14.3	6.89	81.7	611
621 - 640	35	11,377,078	12.5	6.67	82.0	632
641 - 660	42	13,632,693	15.0	6.64	80.0	651
661 - 680	27	8,665,633	9.5	6.80	81.4	671
681 - 700	23	7,578,328	8.3	6.42	77.9	690
701 - 720	20	6,506,198	7.2	6.53	81.5	707
721 - 740	4	1,310,875	1.4	7.01	82.5	730
741 - 760	7	2,276,961	2.5	6.89	83.0	751
761 - 780	6	1,919,480	2.1	6.87	83.6	772
781 - 800	3	979,137	1.1	6.65	80.0	791
Total:	280	90,918,052	100.0	6.86	80.1	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 350-400K	Loans	Balance	Balance	%	%	FICO
521 - 540	8	2,997,924	3.7	7.05	72.3	527
541 - 560	6	2,298,276	2.8	7.93	79.2	553
561 - 580	13	4,838,388	6.0	7.10	77.2	570
581 - 600	24	8,933,736	11.0	6.94	82.7	590
601 - 620	25	9,349,788	11.5	6.79	81.9	610
621 - 640	30	11,268,434	13.9	6.94	81.0	631
641 - 660	34	12,820,657	15.8	6.53	79.6	648
661 - 680	34	12,716,481	15.7	6.61	79.6	670
681 - 700	22	8,241,904	10.1	6.83	81.8	690
701 - 720	6	2,299,054	2.8	6.68	79.2	711
721 - 740	8	2,905,079	3.6	6.42	78.7	728
741 - 760	5	1,823,846	2.2	6.85	83.0	752
761 - 780	1	360,000	0.4	6.50	78.3	775
781 - 800	1	382,587	0.5	6.45	80.0	800
Total:	217	81,236,156	100.0	6.80	80.2	639

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 400-450K	Loans	Balance	Balance	%	%	FICO
501 - 520	2	829,401	1.4	9.28	80.1	504
521 - 540	2	869,012	1.5	7.29	76.4	525
541 - 560	7	2,969,445	5.0	7.67	80.7	549
561 - 580	10	4,266,919	7.2	6.95	77.0	572
581 - 600	10	4,240,091	7.1	7.05	83.2	591
601 - 620	13	5,571,542	9.3	6.58	80.9	609
621 - 640	16	6,796,694	11.4	6.53	81.3	631
641 - 660	25	10,648,131	17.9	6.50	78.7	650
661 - 680	14	6,031,862	10.1	6.44	81.0	670
681 - 700	17	7,166,881	12.0	6.71	81.2	690
701 - 720	13	5,542,324	9.3	6.46	81.5	712
721 - 740	4	1,693,617	2.8	6.97	73.3	735
741 - 760	6	2,557,831	4.3	6.84	81.7	749
761 - 780	1	448,000	0.8	5.77	80.0	775
Total:	140	59,631,751	100.0	6.73	80.2	646

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 450-500K	Loans	Balance	Balance	%	%	FICO
501 - 520	1	498,442	1.0	7.99	85.0	515
541 - 560	7	3,331,505	6.6	8.10	76.2	547
561 - 580	7	3,381,247	6.7	7.31	81.2	570
581 - 600	11	5,326,278	10.6	7.12	80.0	589
601 - 620	8	3,834,058	7.6	7.20	83.1	611
621 - 640	21	10,112,818	20.1	6.77	83.2	630
641 - 660	20	9,471,738	18.8	6.61	79.5	650
661 - 680	10	4,762,141	9.5	7.10	82.0	668
681 - 700	9	4,301,866	8.6	6.90	79.6	687
701 - 720	3	1,410,966	2.8	6.75	79.6	714
721 - 740	4	1,908,411	3.8	6.63	85.0	733
741 - 760	3	1,436,623	2.9	7.06	82.6	748
781 - 800	1	499,282	1.0	5.46	62.1	785
Total:	105	50,275,376	100.0	6.98	80.9	637

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 500-550K	Loans	Balance	Balance	%	%	FICO
521 - 540	2	1,052,387	4.0	7.40	74.6	531
541 - 560	4	2,161,874	8.3	7.05	73.4	551
561 - 580	2	1,005,359	3.8	6.70	85.0	579
581 - 600	3	1,584,600	6.1	7.86	82.7	584
601 - 620	10	5,281,148	20.2	7.00	82.4	610
621 - 640	7	3,658,902	14.0	6.65	81.7	627
641 - 660	5	2,588,508	9.9	6.99	80.7	651
661 - 680	5	2,551,735	9.8	6.37	78.4	672
681 - 700	4	2,130,338	8.2	6.32	83.2	687
701 - 720	2	1,033,000	4.0	6.34	85.0	704
721 - 740	3	1,542,303	5.9	6.35	80.0	733
741 - 760	2	1,028,685	3.9	6.28	87.1	752
761 - 780	1	505,600	1.9	5.85	80.0	779
Total:	50	26,124,440	100.0	6.78	81.0	638

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 550-600K	Loans	Balance	Balance	%	%	FICO
521 - 540	4	2,303,128	8.7	8.19	83.4	527
541 - 560	2	1,130,453	4.3	8.32	80.0	549
561 - 580	1	581,250	2.2	7.18	70.5	577
581 - 600	1	572,490	2.2	7.60	85.0	597
601 - 620	6	3,450,222	13.1	7.07	81.9	609
621 - 640	8	4,559,882	17.3	6.97	83.5	627
641 - 660	9	5,229,606	19.8	6.48	79.9	649
661 - 680	6	3,403,623	12.9	6.80	84.0	669
681 - 700	5	2,867,751	10.9	6.73	82.8	690
701 - 720	3	1,695,668	6.4	7.17	86.6	706
741 - 760	1	600,000	2.3	6.25	89.6	743
Total:	46	26,394,071	100.0	7.02	82.5	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 600-650K	Loans	Balance	Balance	%	%	FICO
501 - 520	1	623,690	3.2	8.25	74.0	506
541 - 560	3	1,838,293	9.5	7.48	85.1	548
581 - 600	1	631,200	3.3	6.76	80.0	590
601 - 620	7	4,346,409	22.4	7.62	82.4	611
621 - 640	1	620,857	3.2	5.99	65.0	630
641 - 660	4	2,525,568	13.0	6.80	74.9	650
661 - 680	8	5,040,556	26.0	6.56	81.7	669
681 - 700	3	1,901,738	9.8	6.95	81.7	690
741 - 760	2	1,240,250	6.4	6.71	82.5	752
761 - 780	1	624,000	3.2	5.45	80.0	768
Total:	31	19,392,560	100.0	6.97	80.4	644

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 650-700K	Loans	Balance	Balance	%	%	FICO
521 - 540	1	670,731	7.7	8.79	85.0	537
561 - 580	1	677,030	7.7	5.55	80.0	575
601 - 620	5	3,366,034	38.4	7.00	75.4	609
641 - 660	2	1,362,264	15.6	6.55	87.2	648
661 - 680	2	1,343,247	15.3	6.20	85.0	674
681 - 700	1	680,000	7.8	6.75	80.0	681
701 - 720	1	655,462	7.5	7.00	80.0	704
Total:	13	8,754,768	100.0	6.81	80.5	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 700-750K	Loans	Balance	Balance	%	%	FICO
601 - 620	4	2,953,085	30.8	6.91	68.2	607
621 - 640	1	736,749	7.7	7.50	80.0	639
641 - 660	1	720,000	7.5	6.65	80.0	656
661 - 680	3	2,222,752	23.2	7.71	81.5	673
701 - 720	2	1,467,159	15.3	7.30	74.6	708
721 - 740	2	1,476,044	15.4	6.41	76.9	728
Total:	13	9,575,790	100.0	7.10	75.4	663

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 750-800K	Loans	Balance	Balance	%	%	FICO
641 - 660	1	785,670	49.6	6.65	80.0	653
701 - 720	1	799,255	50.4	6.35	80.0	711
Total:	2	1,584,925	100.0	6.50	80.0	682

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 800-850K	Loans	Balance	Balance	%	%	FICO
601 - 620	1	833,330	49.8	5.99	72.6	619
721 - 740	1	839,377	50.2	7.50	70.0	721
Total:	2	1,672,707	100.0	6.75	71.3	670

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 850-900K	Loans	Balance	Balance	%	%	FICO
601 - 620	1	853,004	32.5	8.70	70.0	608
641 - 660	2	1,774,145	67.5	7.28	71.7	652
Total:	3	2,627,149	100.0	7.74	71.2	637

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 950-1M	Loans	Balance	Balance	%	%	FICO
621 - 640	1	989,265	33.3	7.50	62.9	640
641 - 660	1	984,000	33.1	8.24	80.0	655
681 - 700	1	997,377	33.6	6.70	63.5	698
Total:	3	2,970,642	100.0	7.48	68.8	664

*

Note, for second liens, CLTV is employed in this calculation.